                                             ANNUAL REPORT  |  December 31, 2002

                                                                      The Strong

                                                                 Multi Cap Value

                                                                         Fund II


                              [PHOTO APPEARS HERE]

Table of Contents

Investment Review

     Strong Multi Cap Value Fund II ......................  2

Financial Information

     Schedule of Investments in Securities
          Strong Multi Cap Value Fund II .................  4
     Statement of Assets and Liabilities .................  7
     Statement of Operations .............................  8
     Statements of Changes in Net Assets .................  9
     Notes to Financial Statements ....................... 10

Financial Highlights ..................................... 14

Report of Independent Accountants ........................ 15

Directors and Officers ................................... 16


                                                                   [STRONG LOGO]

Strong Multi Cap Value Fund II
================================================================================

Your Fund's Approach

The Strong Multi Cap Value Fund II seeks long-term capital growth. Current income is a secondary objective. The Fund invests, under normal conditions, at least 80% of its net assets in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return. The Fund writes put and call options. This means that the Fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.


                   Growth of an Assumed $10,000 Investment/+/
                            From 10-10-97 to 12-31-02


                              [CHART APPEARS HERE]

              The Strong                        Lipper Multi-
               Multi Cap         S&P 500         Cap Value
             Value Fund II        Index*        Funds Index*
Sep 97          $10,000          $10,000           $10,000
Oct 97          $ 9,580          $ 9,464           $ 9,718
Nov 97          $ 9,670          $ 9,902           $ 9,924
Dec 97          $ 9,919          $10,071           $10,140
Jan 98          $ 9,578          $10,183           $10,117
Feb 98          $10,240          $10,917           $10,813
Mar 98          $10,720          $11,475           $11,299
Apr 98          $10,640          $11,591           $11,363
May 98          $10,220          $11,392           $11,111
Jun 98          $10,005          $11,854           $11,099
Jul 98          $ 9,663          $11,728           $10,670
Aug 98          $ 7,667          $10,034           $ 9,037
Sep 98          $ 7,817          $10,677           $ 9,412
Oct 98          $ 8,720          $11,545           $10,186
Nov 98          $ 9,663          $12,244           $10,626
Dec 98          $10,135          $12,949           $10,802
Jan 99          $10,085          $13,491           $10,840
Feb 99          $ 9,803          $13,072           $10,588
Mar 99          $10,177          $13,594           $10,880
Apr 99          $11,141          $14,121           $11,848
May 99          $11,016          $13,788           $11,786
Jun 99          $11,016          $14,552           $12,166
Jul 99          $10,467          $14,099           $11,752
Aug 99          $ 9,990          $14,029           $11,347
Sep 99          $ 9,203          $13,645           $10,858
Oct 99          $ 9,607          $14,508           $11,193
Nov 99          $ 9,773          $14,803           $11,188
Dec 99          $ 9,844          $15,674           $11,444
Jan 00          $ 9,434          $14,887           $10,950
Feb 00          $ 8,884          $14,605           $10,374
Mar 00          $10,093          $16,033           $11,470
Apr 00          $10,395          $15,551           $11,449
May 00          $10,438          $15,233           $11,608
Jun 00          $ 9,844          $15,608           $11,356
Jul 00          $10,006          $15,364           $11,452
Aug 00          $10,578          $16,318           $12,179
Sep 00          $10,708          $15,457           $12,010
Oct 00          $10,881          $15,391           $12,296
Nov 00          $10,125          $14,179           $11,842
Dec 00          $10,615          $14,248           $12,546
Jan 01          $11,276          $14,754           $13,020
Feb 01          $10,972          $13,409           $12,664
Mar 01          $10,636          $12,560           $12,220
Apr 01          $11,417          $13,535           $13,012
May 01          $11,612          $13,626           $13,300
Jun 01          $11,168          $13,295           $13,075
Jul 01          $11,352          $13,164           $13,058
Aug 01          $10,875          $12,341           $12,573
Sep 01          $ 9,628          $11,344           $11,285
Oct 01          $ 9,856          $11,561           $11,517
Nov 01          $10,430          $12,447           $12,350
Dec 01          $11,052          $12,556           $12,709
Jan 02          $10,684          $12,373           $12,543
Feb 02          $10,792          $12,134           $12,379
Mar 02          $11,627          $12,591           $13,011
Apr 02          $11,519          $11,828           $12,629
May 02          $11,291          $11,741           $12,616
Jun 02          $10,445          $10,905           $11,651
Jul 02          $ 8,579          $10,055           $10,684
Aug 02          $ 8,905          $10,121           $10,854
Sep 02          $ 7,896          $ 9,022           $ 9,677
Oct 02          $ 8,037          $ 9,815           $10,195
Nov 02          $ 8,601          $10,392           $10,955
Dec 02          $ 8,493          $ 9,782           $10,471

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were 2 prorated for the month of October 1997.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a challenging environment, the Fund slightly underperformed its primary benchmark, the S&P 500 Index, which posted a double-digit loss for the year. Value stocks, particularly in the small-cap range, continued to outperform growth-oriented equities.

Looking back at a choppy year

The rebound in U.S. corporate profits that began in December 2001 continued in the first quarter of 2002, fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Other temporary factors supporting corporate profit growth were tax rebates, tax refunds, the surge in home-mortgage refinancing, and a warm winter.

The economic recovery began to stall during the year's second quarter, however, as the benefits from temporary lifts to consumer spending started to fade. Since then, economic growth has been fitful. It has remained centered on the consumer, as business spending has languished at near-record lows.

After their brief rally in the first quarter, stocks fell sharply in the second and third quarters, despite the gradual improvement in corporate earnings. Financial scandals, concerns about further terrorist activity, and the potential for war with Iraq have all taken a toll on investor sentiment --and stock valuations. After rebounding off October lows, stocks ended the year drifting somewhat, apparently waiting to see if positive year-end influences would provide the catalyst for a new rally.

A variety of stocks contributed to performance

In general, the Fund benefited from carefully selected holdings in basic materials, energy, and consumer cyclicals. Gold stocks appreciated steadily during the year. Among the reasons for this were the weakening U.S. dollar, a reduced level of hedging by gold producers, concerns about conflict in the Middle East, and weak equity markets. Energy stocks generally benefited from increases in the prices for crude oil and natural gas.

Our returns were hurt by positions in the telecommunication and technology sectors. As corporate spending failed to rebound, these areas were the hardest hit.

Potential for improvement in 2003

After three consecutive years of decline for the equity markets, it appears that we may be entering a period in which both optimism and caution may be called for. On the positive side, the Federal Reserve remains willing to keep interest rates low, housing prices remain strong, many homeowners are starting to see the benefits of higher disposable income after refinancing, and the Bush Administration now enjoys a Republican majority Senate and has a plan to stimulate the economy. On the other hand, negative factors include concerns about war, terrorism, and rising energy prices, which could short-circuit an economic recovery scenario.

On balance, we believe the market is poised for a cyclical upturn. We remain committed to our value style of investing, and we believe that it can continue to perform well.

We thank you for your interest in the Strong Multi Cap Value Fund II.


-----------------------
I. Charles Rinaldi
Portfolio Manager

Average Annual Total Returns/1/
As of 12-31-02
--------------------------------------------
   1-year                            -23.16%
   3-year                             -4.80%
   5-year                             -3.06%
   Since Fund Inception               -3.08%
   (10-10-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.


/1/ The Fund's returns include the effect of deducting Fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2002
--------------------------------------------------------------------------------

                         STRONG MULTI CAP VALUE FUND II

                                                   Shares or
                                                   Principal        Value
                                                     Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.0%
Auto Manufacturers - Domestic 3.0%
General Motors Corporation (d)                       19,800       $   729,828

Auto/Truck - Original Equipment 2.6%
Borg-Warner Automotive, Inc. (d)                      5,050           254,621
Dana Corporation (d)                                 31,400           369,264
                                                                  -----------
                                                                      623,885

Banks - Southeast 1.5%
Hibernia Corporation Class A                         19,100           367,866

Building - Construction Products/
  Miscellaneous 3.0%
Royal Group Technologies, Ltd. (b)                   74,200           718,998

Building - Heavy Construction 1.8%
Chicago Bridge & Iron Company NV                     14,280           431,256

Building - Maintenance & Services 1.1%
ABM Industries, Inc.                                 16,400           254,200

Building - Paint & Allied Products 1.0%
RPM International, Inc.                              16,300           249,064

Chemicals - Fertilizers 2.1%
Agrium, Inc.                                         43,900           496,509

Electronics - Laser Systems/Component 1.8%
Coherent, Inc. (b) (d)                               22,180           442,491

Electronics - Scientific Instruments 1.7%
Veeco Instruments, Inc. (b) (d)                      35,430           409,571

Electronics - Semiconductor
  Manufacturing 0.6%
Power Integrations, Inc. (b) (d)                      8,900           151,300

Household - Appliances 1.0%
Maytag Corporation (d)                                8,900           253,650

Insurance - Property/Casualty/Title 4.5%
Chubb Corporation                                     8,800           459,360
Mercury General Corporation                          16,450           618,191
                                                                  -----------
                                                                    1,077,551

Internet - E Commerce 1.3%
FreeMarkets, Inc. (b) (d)                            47,200           303,921

Leisure - Services 0.9%
Pegasus Solutions, Inc. (b)                          22,700           227,681

Medical - Biomedical/Genetics 0.8%
CV Therapeutics, Inc. (b) (d)                         8,900           162,158
Neurobiological Technologies, Inc. (b)                5,300            30,215
                                                                  -----------
                                                                      192,373

Medical - Ethical Drugs 1.2%
King Pharmaceuticals, Inc. (b) (d)                   13,200           226,908
Schering-Plough Corporation (d)                       2,500            55,500
                                                                  -----------
                                                                      282,408

Medical - Generic Drugs 1.9%
Andrx Group (b) (d)                                  31,400           460,638

Medical - Nursing Homes 2.4%
Beverly Enterprises, Inc. (b)                        96,500           275,025
Manor Care, Inc. (b) (d)                             15,900           295,899
                                                                  -----------
                                                                      570,924

Medical/Dental - Services 3.0%
Omnicare, Inc. (d)                                   30,100           717,283

Metal Ores - Gold/Silver 8.4%
Apex Silver Mines, Ltd. (b) (d)                      40,600           600,880
Harmony Gold Mining Company, Ltd.
  Sponsored ADR (d)                                  28,700           482,447
Newmont Mining Corporation
  Holding Company (d)                                32,300           937,669
                                                                  -----------
                                                                    2,020,996

Metal Ores - Miscellaneous 8.0%
Alcan, Inc. (d)                                      18,000           531,360
BHP Billiton, Ltd. Sponsored ADR                     20,000           230,000
Cameco Corporation                                   26,000           622,700
Inco, Ltd. (b) (d)                                   25,500           541,110
                                                                  -----------
                                                                    1,925,170

Oil & Gas - Canadian Integrated 1.8%
Imperial Oil, Ltd.                                   15,500           444,850

Oil & Gas - Drilling 3.1%
Helmerich & Payne, Inc. (d)                          20,800           580,528
Transocean Sedco Forex, Inc. (d)                      7,000           162,400
                                                                  -----------
                                                                      742,928

Oil & Gas - Field Services 10.0%
Global Industries, Ltd. (b)                         125,300           522,501
Key Energy Services, Inc. (b)                        96,300           863,811
Petroleum Geo-Services ASA Sponsored ADR (b)        146,300            58,520
Schlumberger, Ltd. (d)                               17,990           757,199
Willbros Group, Inc. (b)                             24,500           201,390
                                                                  -----------
                                                                    2,403,421

Oil & Gas - International Integrated 1.9%
ConocoPhillips                                        9,370           453,414

Oil & Gas - United States Exploration
  & Production 9.9%
CNOOC, Ltd.                                           6,800           177,140
Forest Oil Corporation (b) (d)                       31,850           880,653
Noble Energy, Inc. (d)                               18,370           689,793
Range Resources Corporation (b)                      26,800           144,720
Stone Energy Corporation (b)                         14,800           493,728
                                                                  -----------
                                                                    2,386,034

Oil & Gas - United States Integrated 2.0%
El Paso Corporation (d)                              69,000           480,240

Pollution Control - Services 1.2%
Calgon Carbon Corporation                            56,320           278,221

Retail - Major Discount Chains 0.4%
Family Dollar Stores, Inc. (d)                        2,900            90,509

Retail - Restaurants 0.8%
McDonald's Corporation                               11,600           186,528

Steel - Specialty Alloys 2.6%
GrafTech International, Ltd. (b)                    103,600           617,456

Telecommunications - Cellular 1.9%
AT&T Wireless Services, Inc. (b) (d)                 79,900           451,435

Telecommunications - Equipment 2.4%
ADC Telecommunications, Inc. (b)                    169,400           354,046
ECI Telecom, Ltd. (b)                               113,300           229,999
                                                                  -----------
                                                                      584,045

Telecommunications - Services 2.0%
Sprint Corporation (d)                               32,900           476,392

-------------------------------------------------------------------------------

                   STRONG MULTI CAP VALUE FUND II (continued)

                                                     Shares or
                                                     Principal       Value
                                                       Amount       (Note 2)
-------------------------------------------------------------------------------
Transportation - Rail 3.6%
CSX Corporation (d)                                    30,500      $    863,455

Utility - Electric Power 1.8%
TECO Energy, Inc. (d)                                  28,300           437,801
-------------------------------------------------------------------------------
Total Common Stocks (Cost $29,600,358)                               23,804,292
-------------------------------------------------------------------------------
Short-Term Investments (a) 2.3%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds
  $550,731); Collateralized by: United States
  Government & Agency Issues (c)                    $ 550,700           550,700
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $550,700)                            550,700
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $30,151,058)101.3%                                           24,354,992
Other Assets and Liabilities, Net (1.3%)                               (310,454)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $ 24,044,538
===============================================================================


WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                   Contracts         Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of year                   --      $         --
Options written during the year                         2,900           589,105
Options closed                                         (1,551)         (339,157)
Options expired                                          (255)          (35,478)
Options exercised                                         (40)          (13,480)
                                                  -----------      ------------
Options outstanding at end of year                      1,054      $    200,990
                                                  ===========      ============

WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                   Contracts
                                                  (100 shares         Value
                                                 per Contract)       (Note 2)
-------------------------------------------------------------------------------
AT&T Wireless Services, Inc.
  Calls: (Strike Price is $5.00. Expiration
  date is 2/21/03. Premium received is $1,720.)            10     ($      1,050)
  Calls: (Strike Price is $5.00. Expiration
  date is 4/18/03. Premium received is $1,920.)            10            (1,300)

Alcan, Inc.
  Calls: (Strike Price is $30.00. Expiration
  date is 1/17/03. Premium received is $3,744.)            20            (1,250)
  Calls: (Strike Price is $30.00. Expiration
  date is 3/21/03. Premium received is $3,940.)            20            (2,950)
  Calls: (Strike Price is $35.00. Expiration
  date is 3/21/03. Premium received is $485.)               5              (112)
  Calls: (Strike Price is $30.00. Expiration
  date is 6/20/03. Premium received is $1,085.)             5            (1,163)

Andrx Group
  Calls: (Strike Price is $15.00. Expiration
  date is 1/17/03. Premium received is $1,370.)            10              (850)

Apex Silver Mines, Ltd.
  Calls: (Strike Price is $15.00. Expiration
  date is 4/18/03. Premium received is $2,430.)            15            (2,812)

Borg-Warner Automotive, Inc.
  Calls: (Strike Price is $45.00. Expiration
  date is 4/18/03. Premium received is $3,485.)             5            (3,925)

CSX Corporation
  Calls: (Strike Price is $30.00. Expiration
  date is 1/17/03. Premium received is $790.)              10              (175)
  Calls: (Strike Price is $30.00. Expiration
  date is 2/21/03. Premium received is $940.)              10              (675)
  Calls: (Strike Price is $30.00. Expiration
  date is 5/16/03. Premium received is $1,595.)            10            (1,525)

CV Therapeutics, Inc.
  Calls: (Strike Price is $20.00. Expiration
  date is 1/17/03. Premium received is $4,883.)            25            (1,437)
  Calls: (Strike Price is $25.00. Expiration
  date is 1/17/03. Premium received is $1,435.)             5               (50)

Coherent, Inc.
  Calls: (Strike Price is $20.00. Expiration
  date is 1/17/03. Premium received is $1,431.)            10              (725)

Dana Corporation
  Calls: (Strike Price is $10.00. Expiration
  date is 1/17/03. Premium received is $1,570.)            10            (1,775)
  Calls: (Strike Price is $10.00. Expiration
  date is 4/18/03. Premium received is $1,135.)             5            (1,225)
  Calls: (Strike Price is $12.50. Expiration
  date is 4/18/03. Premium received is $1,170.)            10            (1,125)

El Paso Corporation
  Calls: (Strike Price is $10.00. Expiration
  date is 1/17/03. Premium received is $890.)              10               (75)
  Calls: (Strike Price is $5.00. Expiration
  date is 4/18/03. Premium received is $4,380.)            15            (4,050)
  Calls: (Strike Price is $7.50. Expiration
  date is 4/18/03. Premium received is $2,505.)            15            (1,800)

Family Dollar Stores, Inc.
  Calls: (Strike Price is $30.00. Expiration
  date is 1/17/03. Premium received is $2,493.)             9            (1,642)
  Calls: (Strike Price is $30.00. Expiration
  date is 4/18/03. Premium received is $5,240.)            20            (6,600)

Forest Oil Corporation
  Calls: (Strike Price is $25.00. Expiration
  date is 2/21/03. Premium received is $2,035.)             5            (1,650)
  Calls: (Strike Price is $30.00. Expiration
  date is 2/21/03. Premium received is $1,062.)            10              (675)
  Calls: (Strike Price is $30.00.  Expiration
  date is 5/16/03. Premium received is $985.)               5              (737)

FreeMarkets, Inc.
  Calls: (Strike Price is $7.50. Expiration
  date is 4/18/03. remium received is $1,185.)             15            (1,125)

General Motors Corporation
  Calls: (Strike Price is $40.00. Expiration
  date is 1/17/03. Premium received is $1,335.)             5              (150)
  Calls: (Strike Price is $37.50. Expiration
  date is 2/21/03. Premium received is $1,010.)             5              (962)
  Calls: (Strike Price is $37.50. Expiration
  date is 3/21/03. Premium received is $1,485.)             5            (1,275)
  Calls: (Strike Price is $40.00. Expiration
  date is 3/21/03. Premium received is $710.)               5              (725)

Harmony Gold Mining Company, Ltd. Sponsored ADR
  Calls: (Strike Price is $15.00. Expiration
  date is 1/17/03. Premium received is $2,955.)            15            (3,187)
  Calls: (Strike Price is $17.50. Expiration
  date is 1/17/03. Premium received is $1,833.)            20            (1,500)
  Calls: (Strike Price is $17.50. Expiration
  date is 2/21/03. Premium received is $1,571.)            10            (1,575)

SCHEDULE OF INVESTMENTS INSECURITIES (continued)               December 31, 2002
--------------------------------------------------------------------------------

                   STRONG MULTI CAP VALUE FUND II (continued)

                                                       Contracts
                                                      (100 shares        Value
                                                      per Contract)     (Note 2)
--------------------------------------------------------------------------------
  Calls: (Strike Price is $20.00. Expiration
  date is 2/21/03. Premium received is $1,630.)            20        ($   1,500)

Helmerich & Payne, Inc.
  Calls: (Strike Price is $30.00. Expiration
  date is 3/21/03. Premium received is $3,740.)            20            (2,350)

Inco, Ltd.
  Calls: (Strike Price is $17.50. Expiration
  date is 1/17/03. Premium received is $5,370.)            30           (11,100)
  Calls: (Strike Expiration Price is $20.00.
  date is 1/17/03. Premium received is $485.)               5              (713)
  Calls: (Strike Price is $17.50. Expiration
  date is 4/18/03. Premium received is $3,070.)            10            (4,200)
  Calls: (Strike Expiration Price is $20.00.
  date is 4/18/03. Premium received is  $3,290.)           20            (4,600)

King Pharmaceuticals, Inc.
  Calls: (Strike Price is $15.00. Expiration
  date is 1/17/03. Premium received is $2,986.)            15            (3,450)
  Calls: (Strike Expiration Price is $17.50.
  date is 2/21/03. Premium received is $940.)              10            (1,100)
  Calls: (Strike Price is $15.00. Expiration
  date is 4/18/03. Premium received is $2,674.)            10            (3,300)
  Calls: (Strike Expiration Price is $20.00.
  date is 4/18/03. Premium received is $1,575.)            15              (975)

Manor Care, Inc.
  Calls: (Strike Price is $20.00. Expiration
  date is 5/16/03. Premium received is $2,955.)            15            (2,213)

Maytag Corporation
  Calls: (Strike Price is $25.00. Expiration
  date is 4/18/03. Premium received is $2,335.)             5            (2,350)

Newmont Mining Corporation Holding Company
  Calls: (Strike Price is $22.50. Expiration
  date is 1/17/03. Premium received is $2,680.)            15            (9,975)
  Calls: (Strike Expiration Price is $25.00.
  date is 1/17/03. Premium received is $9,129.)            30           (12,750)
  Calls: (Strike Expiration Price is $27.50.
  date is 1/17/03. Premium received is $6,159.)            30            (6,450)
  Calls: (Strike Expiration Price is $30.00.
  date is 2/21/03. Premium received is $1,970.)            10            (1,750)
  Calls: (Strike Expiration Price is $22.50.
  date is 3/21/03. Premium received is $1,260.)             5            (3,525)
  Calls: (Strike Expiration Price is $30.00.
  date is 3/21/03. Premium received is $985.)               5            (1,150)

Noble Energy, Inc.
  Calls: (Strike Price is $30.00. Expiration
  date is 2/21/03. Premium received is $5,870.)            10            (7,700)
  Calls: (Strike Expiration Price is $35.00.
  date is 2/21/03. Premium received is $3,470.)            10            (3,450)
  Calls: (Strike Expiration Price is $40.00.
  date is 5/16/03. Premium received is $5,325.)            25            (4,563)

Omnicare, Inc.
  Calls: (Strike Price is $22.50. Expiration
  date is 2/21/03. Premium received is $2,020.)            10            (2,025)

Power Integrations, Inc.
  Calls: (Strike Price is $17.50. Expiration
  date is 1/17/03. Premium received is $860.)               5              (488)
  Calls: (Strike Price is $17.50. Expiration
  date is 4/18/03. Premium received is $1,735.)             5            (1,350)
  Calls: (Strike Expiration Price is $20.00.
  date is 4/18/03. Premium received is $4,540.)            20            (3,250)

Schering-Plough Corporation
  Calls: (Strike Price is $20.00. Expiration
  date is 1/17/03. Premium received is $2,270.)            10            (2,300)
  Calls: (Strike Price is $20.00. Expiration
  date is 2/21/03. Premium received is $3,070.)            10            (2,675)

Schlumberger, Ltd.
  Calls: (Strike Price is $40.00. Expiration
  date is 1/17/03. Premium received is $2,185.)             5            (1,325)
  Calls: (Strike Price is $45.00. Expiration
  date is 1/17/03. Premium received is $4,925.)            25            (1,000)
  Calls: (Strike Price is $40.00. Expiration
  date is 2/21/03. Premium received is $2,335.)             5            (1,875)
  Calls: (Strike Price is $45.00. Expiration
  date is 2/21/03. Premium received is $5,290.)            20            (2,550)
  Calls: (Strike Price is $40.00. Expiration
  date is 5/16/03. Premium received is $3,035.)             5            (2,675)

Sprint Corporation
  Calls: (Strike Price is $15.00. Expiration
  date is 1/17/03. Premium received is $3,030.)            30            (1,350)
  Calls: (Strike Price is $15.00. Expiration
  date is 2/21/03. Premium received is $810.)               5              (500)

TECO Energy, Inc.
  Calls: (Strike Price is $12.50. Expiration
  date is 1/17/03. Premium received is $2,070.)            10            (3,100)
  Calls: (Strike Price is $15.00. Expiration
  date is 1/17/03. Premium received is $4,821.)            55            (4,538)
  Calls: (Strike Price is $12.50. Expiration
  date is 2/21/03. Premium received is $1,520.)            10            (3,150)
  Calls: (Strike Price is $15.00. Expiration
  date is 2/21/03. Premium received is $5,325.)            50            (6,000)
  Calls: (Strike Price is $12.50. Expiration
  date is 5/16/03. Premium received is $1,360.)             5            (1,725)
  Calls: (Strike Price is $15.00. Expiration
  date is 5/16/03. Premium received is $1,770.)            10            (1,750)

Transocean Sedco Forex, Inc.
   Calls: (Strike Price is $25.00. Expiration
   date is 1/17/03. Premium received is $1,520.)           10              (375)
   Calls: (Strike Price is $25.00. Expiration
   date is 2/21/03. Premium received is $1,920.)           10              (950)

Veeco Instruments, Inc.
  Calls: (Strike Price is $10.00. Expiration
  date is 1/17/03. Premium received is $1,620.)            10            (1,825)
  Calls: (Strike Price is $12.50. Expiration
  date is 1/17/03. Premium received is $3,190.)            20              (850)
  Calls: (Strike Price is $10.00. Expiration
  date is 4/18/03. Premium received is $1,185.)             5            (1,500)
  Calls: (Strike Price is $12.50. Expiration
  date is 4/18/03. Premium received is $3,884.)            25            (4,063)
                                                        -----        -----------
                                                        1,054        ($ 194,205)
                                                        =====        ===========

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(J) of Notes to Financial Statements.
(d) All or a portion of security is held in conjunction with open written option contracts.

Percentages are stated as a net percent of assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                                      Strong
                                                                     Multi Cap
                                                                   Value Fund II
                                                                   -------------

Assets:
   Investments in Securities, at Value (Cost of $30,151,058)       $ 24,354,992
   Receivable for Securities Sold                                        65,491
   Dividends and Interest Receivable                                     30,045
   Other Assets                                                           1,193
                                                                   ------------
   Total Assets                                                      24,451,721

Liabilities:
   Payable for Securities Purchased                                     207,576
   Written Options, at Value (Premiums Received of $200,990)            194,205
   Accrued Operating Expenses and Other Liabilities                       5,402
                                                                   ------------
   Total Liabilities                                                    407,183
                                                                   ------------
Net Assets                                                         $ 24,044,538
                                                                   ============


Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                   $ 33,081,725
   Undistributed Net Investment Income (Loss)                            24,693
   Undistributed Net Realized Gain (Loss)                            (3,272,599)
   Net Unrealized Appreciation (Depreciation)                        (5,789,281)
                                                                   ------------
   Net Assets                                                      $ 24,044,538
                                                                   ============
Capital Shares Outstanding (Unlimited Number Authorized)              3,297,471

Net Asset Value Per Share                                          $       7.29
                                                                   ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                      Strong
                                                                     Multi Cap
                                                                   Value Fund II
                                                                   -------------

Income:
   Dividends (net of foreign withholding taxes of $5,869)             $ 363,095
   Interest                                                              29,102
                                                                    -----------
   Total Income                                                         392,197

Expenses:
   Investment Advisory Fees                                             232,935
   Administrative Fees                                                   93,174
   Custodian Fees                                                        17,979
   Shareholder Servicing Costs                                           52,572
   Reports to Shareholders                                               27,152
   Other                                                                 16,400
                                                                    -----------
   Total Expenses before Expense Offsets                                440,212
   Expense Offsets (Note 4)                                             (72,708)
                                                                    -----------
   Expenses, Net                                                        367,504
                                                                    -----------
   Net Investment Income (Loss)                                          24,693

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
      Investments                                                    (3,024,269)
      Written Options                                                   158,573
                                                                    -----------
      Net Realized Gain (Loss)                                       (2,865,696)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                    (5,768,459)
      Written Options                                                     6,785
                                                                    -----------
      Net Change in Unrealized Appreciation/Depreciation             (5,761,674)
                                                                    -----------
Net Gain (Loss) on Investments                                       (8,627,370)
                                                                    -----------
Net Increase (Decrease) in Net Assets Resulting from Operations     ($8,602,677)
                                                                    ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Strong Multi-Cap
                                                                                  Value Fund II
                                                                           ----------------------------
                                                                             Year Ended     Year Ended
                                                                           Dec. 31, 2002  Dec. 31, 2001
                                                                           -------------  -------------
Operations:
   Net Investment Income (Loss)                                            $     24,693    $    128,536
   Net Realized Gain (Loss)                                                  (2,865,696)      1,288,750
   Net Change in Unrealized Appreciation/Depreciation                        (5,761,674)       (508,697)
                                                                           ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations           (8,602,677)        908,589
Distributions:
   From Net Investment Income                                                  (128,536)         (1,287)
   From Net Realized Gains                                                   (1,568,370)        (10,612)
                                                                           ------------    ------------
   Total Distributions                                                       (1,696,906)        (11,899)
Capital Share Transactions:
   Proceeds from Shares Sold                                                 36,593,242      30,739,422
   Proceeds from Reinvestment of Distributions                                1,696,906          11,899
   Payment for Shares Redeemed                                              (37,279,877)    (17,795,048)
                                                                           ------------    ------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions      1,010,271      12,956,273
                                                                           ------------    ------------
Total Increase (Decrease) in Net Assets                                      (9,289,312)     13,852,963
Net Assets:
   Beginning of Year                                                         33,333,850      19,480,887
                                                                           ------------    ------------
   End of Year                                                             $ 24,044,538    $ 33,333,850
                                                                           ============    ============
   Undistributed Net Investment Income (Loss)                              $     24,693    $    128,536

Transactions in Shares of the Fund:
   Sold                                                                       3,878,333       3,104,418
   Issued in Reinvestment of Distributions                                      228,791           1,200
   Redeemed                                                                  (4,081,075)     (1,824,922)
                                                                           ------------    ------------
   Net Increase (Decrease) in Shares of the Fund                                 26,049       1,280,696
                                                                           ============    ============


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.   Organization

     Strong Multi Cap Value Fund II (a series of Strong Variable Insurance Funds, Inc.) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2002, approximately 41%, 29% and 20% of the Fund's shares were owned by the separate accounts of three insurance companies.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset value on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Fund's Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted or illiquid securities at December 31, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value.

          The Fund requires that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses. Such amounts are included in Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in the Fund's Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

     (M) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in the Deutsche Daily Assets Fund. At December 31, 2002, the Fund had no securities on loan.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Expenses -- The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

--------------------------------------------------------------------------------
December 31, 2002

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Fund. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Fund. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Fund are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

     The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Transfer agency banking charges allocated to the Fund by the Administrator, if any, are included in Other in the Fund's Statement of Operations. Transfer agency banking credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets in the Fund's Statement of Operations and in Note 4. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     The amount payable to the Advisor or Administrator at December 31, 2002, shareholder servicing and other expenses paid to the Administrator, transfer agency banking credits and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2002 were $264, $53,217, $1,733 and $1,100, respectively.

4.   Expense Offsets

     Expense offsets during the year ended December 31, 2002 included expense waivers and absorptions, earnings credits, directed brokerage credits and transfer agency banking credits of $65,799, $32, $5,144 and $1,733, respectively.

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At December 31, 2002, there were no outstanding borrowings by the Fund under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2002 were $22,321,545 and $20,743,038, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2002.

7.   Income Tax Information

     At December 31, 2002, the cost of investments in securities for federal income tax purposes was $30,989,457. Net unrealized depreciation of securities was $6,634,465, consisting of gross unrealized appreciation and depreciation of $745,526 and $7,379,991, respectively. The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2002, distributable ordinary income and distributable long-term capital gains were $24,693 and $0, respectively.

The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                2002 Income Tax Information                  2001 Income Tax Information
                                  -------------------------------------------------------   -----------------------------
                                    Ordinary       Long-Term    Net Capital                    Ordinary       Long-Term
                                     Income      Capital Gains     Loss      Post-October       Income      Capital Gains
                                  Distributions  Distributions  Carryovers      Losses      Distributions   Distributions
                                  -------------  -------------  ----------   ------------   -------------   -------------
Strong Multi Cap Value Fund II      $671,232      $1,025,674     $691,381     $1,742,150        $1,287         $10,612

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, is 100.0% (unaudited).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG MULTI CAP VALUE FUND II
---------------------------------------------------------------------

                                                                                       Year Ended
                                                              ----------------------------------------------------------
                                                               Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                     2002         2001         2000        1999       1998
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  10.19    $   9.79       $   9.12   $  10.08    $   9.90

Income From Investment Operations:
  Net Investment Income (Loss)                                    0.01        0.04           0.04       0.06        0.03
  Net Realized and Unrealized Gains (Losses) on Investments      (2.36)       0.36           0.67      (0.35)       0.18
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               (2.35)       0.40           0.71      (0.29)       0.21

Less Distributions:
  From Net Investment Income                                     (0.04)      (0.00)/(b)/    (0.04)     (0.07)      (0.03)
  From Net Realized Gains                                        (0.51)      (0.00)/(b)/       --      (0.60)         --
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (0.55)      (0.00)/(b)/    (0.04)     (0.67)      (0.03)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $   7.29    $  10.19       $   9.79   $   9.12    $  10.08
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  -23.2%       +4.1%          +7.8%      -2.9%       +2.2%
  Net Assets, End of Period (In Thousands)                    $ 24,045    $ 33,334       $ 19,481   $ 10,884    $  4,022
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                                        1.4%        1.3%           1.4%       1.6%        2.0%
  Ratio of Expenses to Average Net Assets                         1.2%        1.2%           1.2%       1.2%        1.2%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                            0.1%        0.4%           0.5%       0.9%        0.7%
  Portfolio Turnover Rate                                        70.3%       60.7%          56.5%      93.9%       73.3%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Multi Cap Value Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Multi Cap Value Fund II (a series of Strong Variable Insurance Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.

  Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.

  Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

  Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

  Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

  Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

  Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

  Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

  Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

  Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

  Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

  Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

  Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

  The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30278 03-02


Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------


[STRONG LOGO]                                                        WH3175 1202